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                                                                    EXHIBIT 11



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Condensed Financial Information" and "Independent Auditors" and to the use of our report dated September 14, 1998 in the Registration Statement (Form N-1A Post-Effective Amendment No. 37 under the Securities Act of 1933 and No. 36 under the Investment Company Act of 1940) and related Statement of Additional Information of Security First Trust.



                                          /s/ ERNST & YOUNG LLP


Los Angeles, California
November 25, 1998